                                     LEASE
                                     -----

     THIS LEASE, dated as of October 27, 1997 between NIKKO CAPITAL CORP., a California corporation ("Lessor"), having a place of business at 3961 MacArthur Boulevard, Newport Beach, California 92660, and CONSUMER PORTFOLIO SERVICES, INC., a California corporation ("Tenant"), having a place of business at 2 Ada, Irvine, California 92618.

1.  PROPERTY:  LEASE TERM.
    ---------------------

     Upon and subject to the conditions and limitations set forth below, Lessor leases to Tenant, and Tenant rents from Lessor, the following property (the "Property", which term and certain other capitalized terms are defined in
Section 36).

     1.1 All of the land described in Schedule 1 attached hereto and by this reference made a part hereof (the "Land").

     1.2 All buildings, structures and other improvements now or hereafter constructed or maintained on the Land (the "Improvements").

     1.3 All rights-of-way or of use, servitudes, licenses, tenements, hereditaments, appurtenances and easements now or hereafter belonging or pertaining to any of the foregoing subject to the Permitted Exceptions as at the time are in effect and applicable to any of the foregoing.

     TO HAVE AND TO HOLD for a term (the "Lease Term") commencing on a date specified by Lessor and Tenant in an amendment to this Lease (the "Term Commencement Date"), and expiring ten (10) years thereafter, or the date, if any, to which the Lease Term has been extended pursuant to Section 4, unless the Lease Term shall sooner terminate as hereinafter provided. (Neither Lessor or Tenant will have any obligations hereunder unless and until the Lease Term commences) That portion of the Lease Term expiring ten (10) years after the Term Commencement Date is hereinafter referred to as the "Fixed Term".

2.  BASIC RENT, ETC.
    ----------------

     2.1  Basic Rent.  Tenant will pay to Lessor as net minimal annual rent
          ----------
("Basic Rent") during the Fixed Term commencing on the Term Commencement Date the sum of ONE MILLION NINE HUNDRED FOUR THOUSAND FOUR HUNDRED and 00/100ths DOLLARS ($1,904,400.00) for the first five years of the Lease Term and TWO MILLION AND NINETY SEVENTY THOUSAND SIX HUNDRED and 00/100ths DOLLARS ($2,097,600.00) for the second five (5) years of the Lease Term. Basic Rent shall be payable in advance in twelve (12) equal installments on the first (1st) day of each calendar month commencing on the Term Commencement Date. Each date on which rent is payable hereunder is called a "Rent Payment Date." If the Term Commencement Date is other than the first day of a calendar month, Basic
Rent for the first month in which Basic Rent is payable and the last month of the Lease Term and for the month in which an adjustment occurs shall be in appropriate prorated amounts.

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     2.2  Basic Rent Net; Manner of Payment.  Basic Rent and all other sums
          ---------------------------------
payable to Lessor hereunder shall be paid in such coin or currency (or, subject to collection, by good check payable in such coin or currency) of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the office of Lessor located at 3961 MacArthur Boulevard, Suite 105, Newport Beach, California 92660, or at such place and to such Person as Lessor from time to time may designate. Basic Rent shall be absolutely net to Lessor so that this Lease shall yield to Lessor the full amount of the installments of Basic Rent throughout the Lease Term without deduction.

3.  ADDITIONAL RENT.
    ---------------

     Tenant will also pay from time to time as provided in this Lease as additional rent ("Additional Rent"): (a) all other amounts and obligations which Tenant herein assumes or agrees to pay, provided that, if under the terms and conditions set forth in this Lease, Tenant is to satisfy such obligation to one other than Lessor, Lessor shall have no claim to said amount as Additional Rent unless Lessor, to protect its rights, shall have satisfied such obligation and demanded reimbursement from Tenant; (b) interest at the Default Rate on such of the foregoing amounts and obligations as are payable to Lessor and are not paid on the due date (or, if a demand therefor is required by the terms of this Lease, then within ten (10) days after the date of such demand), from the due date or the date of such demand, as the case may be, until payment thereof; (c) interest at the Default Rate on all installments of Basic Rent not paid on the due date, from the due date thereof until payment; and (d) a late charge in an amount equal to five percent (5%) of any installment of Basic Rent not paid within ten (10) days after the due date. In the event of any failure on the part of Tenant to pay any Additional Rent, Lessor shall have all rights, powers and remedies provided for in this Lease or at law or in equity or otherwise in the case of non-payment of Basic Rent.

4.  RENEWAL TERM.
    ------------

     4.1  Renewal Periods.  Upon Tenant's written notice to Lessor at least six
          ---------------
(6) but not more than twelve (12) months prior to the expiration of the then current term, the Lease Term may be extended beyond the Fixed Term by two (2) successive periods of five (5) years each, provided that no Event of Default has occurred and is continuing, as of the date of the exercise of the option and as of the commencement of the Renewal Term.

     4.2  Terms of Renewal.  The term during which this Lease shall have been
          ----------------
extended ("Renewal Term") shall be upon the terms and conditions as are contained herein for the Fixed Term, except that during each Renewal Term Tenant will pay to Lessor as Basic Rent an annual amount equal to the fair rental value of the Property (determined under the provisions of Section 38.1) as of the commencement of such Renewal Term but not less than the Basic Rent payable the end of the then current term. If the amount of Basic Rent for the Renewal Term is not known on the commencement of such Renewal Term, Tenant shall pay the Basic Rent in effect for the immediately preceding year of the Lease Term and when Basic Rent for such Renewal Term is

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determined, Tenant shall pay to Lessor any amounts owed to Lessor for periods prior to such determination within thirty (30) days following such determination.

5.  NO COUNTERCLAIM, ABATEMENT, ETC.
    -------------------------------

     Basic Rent, Additional Rent and all other sums payable by Tenant hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Tenant hereunder shall in no way be released, discharged or otherwise affected for any reason (except as expressly provided herein). Except as expressly provided herein, Tenant waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the Property or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of Basic Rent, Additional Rent or any other sums payable by Tenant hereunder.

6.  USE OF PROPERTY.
    ---------------

     Tenant shall use the Property for general office use and other incidental uses reasonably related thereto. Tenant will not do or permit any act or thing which is contrary to any Legal Requirement or Insurance Requirement, or which constitutes a public or private nuisance or waste.

7.  MAINTENANCE AND REPAIRS.
    -----------------------

     Tenant at its expense will (i) keep the Property in good and clean order and condition, (ii) promptly make or cause others to make all necessary or appropriate repairs, replacements or renewals to the Property, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen, (iii) keep in effect all service and warranties on all the mechanical systems by complying with the service contracts or warranty agreement applicable thereto and (iv) cause the Property (including the roof, mechanical system and landscaped areas) to be inspected annually by appropriately qualified persons selected by Tenant and satisfactory to Lessor and do or cause to be done any preventive maintenance recommended as a result of each inspection. All repairs, replacements and renewals shall be substantially equal in quality and class to the original work. Tenant shall furnish Lessor with a written inspection reports within ten (10) day after completion of each inspection and with evidence that any recommended preventive maintenance work has been satisfactorily completed within ten (10) days after completion. Tenant waives any rights created by any law now or hereafter in force to make repairs to the Property at Lessor's expense. Tenant, at its expense, will do or cause others to do every act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any other building operation upon the Property.

8.  ALTERATIONS AND ADDITIONS.
    -------------------------

     If not at the time in Default under this Lease, Tenant at its expense may make reasonable alterations of and additions to the Property or any part thereof provided that any alteration or

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addition (a) shall not without the prior written consent of Lessor, (i) change the general exterior character of the Property or reduce the gross area of the Improvements, (ii) affect the structural portions or mechanical systems (excluding distribution systems within the Improvements) of the Improvements,
(iii) exceed for any specific alteration or addition $25,000 in cost, or (iv) would require Lessor to install capital improvements to comply with any Legal Requirements, (b) is effected with due diligence, in good and workmanlike manner and in compliance with all Legal Requirements, Insurance Requirements and the Permitted Exceptions, and (c) is promptly and fully paid for by Tenant. Within thirty (30) days after completion of any alteration or additions, Tenant shall furnish Lessor drawings showing any alterations or additions. Tenant shall not be obligated to remove such alterations or additions or restore the Property, except to the extent necessary to surrender the Property to Lessor at the expiration or earlier termination of the Lease Term in the condition specified in Section 34.

9.  IMPOSITIONS.
    -----------

     Subject to Section 12 relating to contests, Tenant will pay all Impositions before any interest, penalty, fine or cost may be added for non-payment, and will furnish to Lessor for inspection within thirty (30) days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to Lessor evidencing such payment. Any Imposition relating to the fiscal period of the taxing authority, part of which is included within the Lease Term and a part of which is before the Term Commencement Date or extends beyond the Lease Term shall be apportioned between Lessor and Tenant as of the Term Commencement Date or the expiration of the Lease Term, as the case may be.

10.  COMPLIANCE WITH REQUIREMENTS, ETC.
     ---------------------------------

     Subject to Section 12 relating to contests, Tenant at its expense (except as provided below) will promptly and diligently (a) comply with all Legal Requirements and Insurance Requirements, (b) procure, maintain and comply with all permits, licenses, franchises and other authorizations required for any use of the Property or any part thereof then being made, and (c) comply with any Permitted Exceptions of record and at the time in force affecting the Property or any part thereof and pay all amounts charged with respect to the Property or any part thereof under any such Permitted Exceptions. In the event any capital improvements are required to be made to the Property as a result of the application of any Legal Requirements and the useful life of the capital improvements exceeds the remainder of the Lease Term, Tenant will give Lessor prompt written notice thereof. If the Property cannot continue as a non-conforming use without such capital improvements, provided no Event of Default has occurred and is continuing and provided, further, that such capital improvements are not required due to the unique use of the Property by Tenant as opposed to general office use, Lessor will pay to Tenant on the expiration or earlier termination of the Lease Term that portion of the reasonable cost of the required capital improvements approved by Lessor not amortized on a straight line basis over the remainder of the Lease Term.

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11.  DISCHARGE OF LIENS.
     ------------------

     Tenant will not directly or indirectly create or permit to be created or to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Property or any part thereof, or with respect to Basic Rent, Additional Rent or any other sums payable under this Lease, other than (a) this Lease; (b) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Section 12; (c) liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made; and (d) the lien of a mortgage or deed of trust placed on the Property by Lessor or otherwise arising solely from the conduct of Lessor.

12.  PERMITTED CONTESTS.
     -------------------

     Tenant at its expense may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or the application of any instrument of record referred to in Section 10, or the validity of any lien referred to in Section 11, provided that (a) Tenant shall first make all contested payments, under protest if it desires, unless such proceedings shall suspend the collection thereof from Lessor, or from Basic Rent, Additional Rent and any other sums payable under this Lease or from the Property; (b) neither the Property nor any part thereof or interest therein nor any such rents or other sums would be in any danger of being sold, forfeited, lost or interfered with; (c) in the case of a Legal Requirement, Lessor would not be in any danger of any civil or any criminal liability for failure to comply therewith and the Property would not be subject to the imposition of any lien as a result of such failure; and (d) Tenant shall have furnished such security, if any, as may be required in the proceedings or reasonably requested by Lessor. Lessor agrees to cooperate in good faith and with due diligence with Tenant to the extent necessary to permit Tenant to make any such contest, provided that Lessor shall not be obligated to incur any costs or liabilities in connection with such cooperation.

13.  NO CLAIMS AGAINST LESSOR, ETC.
     -----------------------------

     Nothing contained in this Lease shall constitute any consent or request by Lessor, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or, except as expressly permitted in this Lease, as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor or its interest in the Property.

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14.  INDEMNIFICATION.
     ---------------

     14.1  Indemnification By Tenant.  Tenant will protect, indemnify and hold
           -------------------------
Lessor, its agents, employees, contractors or invitees harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, loss and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lessor, its agents, employees, contractors or invitees or the Property by reason of the occurrence or existence of any of the following unless caused by the gross negligence, willful misconduct of, or breach of this lease by, Lessor, its agents or employees: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property or any part thereof,
(b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, or (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof at the request of Tenant or (d) the presence, storage, use or handling of Hazardous Materials on or about the Property other than those present on the Term Commencement Date. In case any action, suit or proceeding is brought against Lessor, its agents, employees, contractors or invitees by reason of any such occurrence Lessor will notify Tenant of such action, suit or proceeding, and Tenant may resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel selected by Tenant and acceptable to Lessor. The obligations of Tenant under this Section shall survive any termination of this Lease.

     14.2  Indemnification By Lessor.  Lessor will protect, indemnify and hold
           -------------------------
Tenant, its agents, employees, contractors or invitees harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, loss and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Tenant, its agents, employees, contractors or invitees by reason of the occurrence or existence of any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property or any part thereof caused solely by Lessor, its agents or employees, while on the Property unless caused by the gross negligence, willful misconduct of, or breach of this Lease by Tenant, its agents or employees. In case any action, suit or proceeding is brought against Tenant, its agents, employees, contractors or invitees by reason of any such occurrence, Tenant will notify Lessor of such action, suit or proceeding, and Lessor may resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel selected by Lessor and acceptable to Tenant. The obligations of Lessor under this Section shall survive any termination of this Lease.

15.  UTILITY SERVICES.
     ----------------

     Tenant will pay or cause to be paid all charges for all public or private utility services and all sprinkler systems and protective services at any time rendered to or in connection with the Property or any part thereof and will do all other things required for the maintenance and continuance of all such services. In the event (i) utility services for water, electricity and sanitary sewer cease to be available through no fault of Tenant (ii) substitute services reasonably

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acceptable to Tenant are not available and (iii) the unavailability of such utility services continues unabated for a period of two (2) years after Tenant gives written notice of such unavailability to Lessor and has a material adverse effect on Tenant's use of the Property in the ordinary course of its business, Tenant may cancel this Lease by giving at least ninety (90) days prior written notice to Lessor.

16.  QUIET ENJOYMENT.
     ---------------

     Lessor covenants that Tenant, upon paying the Basic Rent, Additional Rent and all other charges herein provided for and upon performing and complying with all covenants, agreements, terms and conditions of this Lease on its part to be performed or complied with, shall not be disturbed by Lessor, its employees or agents or any Person claiming through Lessor in its peaceful and unmolested possession of the Property subject to Permitted Exceptions.

17.  TENANT'S EQUIPMENT.
     ------------------

     All Tenant's Equipment shall be the property of Tenant, provided that any of Tenant's Equipment not removed by Tenant at its expense within thirty (30) days after any repossession of the Property upon expiration or earlier termination of the Lease Term shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Tenant and without obligation to account therefor; and Tenant will pay Lessor, upon demand, all costs and expenses incurred by Lessor in removing, storing or disposing of any of Tenant's Equipment. Tenant will immediately repair at its expense all damage to the Property caused by any removal of Tenant's Equipment therefrom, whether effected by Tenant or any other Person (except if caused by the gross negligence of Lessor in removing Tenant's Equipment). Lessor shall not be responsible for any loss of or damage to Tenant's Equipment.

18.  INSURANCE.
     ---------

     18.1  Risks to be Insured.  Tenant at its expense will maintain with
           -------------------
insurers licensed to do business in the State of California and approved by
Lessor: (a) insurance with respect to the Improvements against loss or damage (including rental interruption insurance in an amount equal to Basic Rent and Additional Rent for a period of not less than twelve (12) months or such longer period as may be reasonably required by any mortgagee of Lessor's interest on the Property) by fire, lightning, windstorm, commotion, aircraft, vehicles, smoke and other risks from time to time included under "all risk" policies and flood damage, and earthquake damage in an amount equal to at least one hundred percent (100%) of the full replacement cost (or such lesser amount as Lessor may approve in writing), and in any event in an amount sufficient to prevent Lessor or Tenant from becoming a co-insurer of any partial loss under the applicable policies; (b) public liability and property damage insurance applicable to the Property in minimum amounts comparable to the amounts normally required to be carried by Institutional Investors as lenders or lessors of similar building in the area of the Land (which amounts as of the date hereof are

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$5,000,000 per person, and $5,000,000 per accident and $1,000,000 in the case of property damage); (c) explosion and boiler and machinery catastrophe breakdown insurance in respect of any steam and pressure boilers or similar apparatus located on the Property in amounts approved by Lessor; (d) appropriate workers' compensation or other insurance against liability arising from claims of worker employed by Tenant with respect to and during the period of any work on or about the Property; and (e) such other insurance normally required to be carried by Institutional Investors as lessors or lenders on similar buildings in the area of the Land as Lessor may require Tenant to maintain.

     18.2  Policy Provisions.  All insurance maintained by Tenant pursuant to
           -----------------
Section 18.1 shall: (a) except for workers' compensation insurance, name Lessor and any lender on the Property, their respective agents, employees, contractors, invitees and Tenant as insureds, as their respective interests may appear, and shall include an effective waiver by the issuer of all rights of subrogation against any named insured or such insured's interest in the Property or any income derived therefrom; (b) Provide that all insurance proceeds for losses of less than $25,000 shall be adjusted by Tenant and all insurance proceeds for losses of such amount or more, (except for public liability and property damage and workers' compensation insurance which shall be adjusted by Tenant) shall be adjusted by Lessor and Tenant jointly; (c) provide that, except in the case of public liability and property damage and workers' compensation insurance (or liability insurance obtained in lieu of workers' compensation insurance), insurance proceeds with respect to the Improvements shall be payable to the Depository for the benefit of Lessor and Tenant, as their respective interests may appear, (provided, however, in all cases insurance proceeds with respect to Tenant's Equipment shall be payable to Tenant alone); (d) provide that any losses shall be payable notwithstanding any act or failure to act or negligence of Lessor or Tenant or any other Person; and (e) provide that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after mailing of written notice thereof to Lessor.

     18.3  Delivery of Policies.  On the Term Commencement Date and thereafter
           --------------------
not less than ten (10) days prior to the expiration date of any policy delivered pursuant to this Section 18, Tenant will deliver to Lessor the original of any policy or renewal policy, as the case may be, required by this Lease, bearing notations evidencing the payment of premiums, except that, in lieu of any such policy, Tenant may deliver a certificate of the insurer, satisfactory to Lessor in substance and in form, as to the issuance and effectiveness of such policy and the amount of coverage afforded thereby, accompanied by a copy of such policy.

     18.4  Depository.  The Depository shall be the mortgagee of Lessor's
           ----------
interest in the Property, provided such mortgagee is an Institutional Investor, or, a bank or trust company appointed by Tenant and approved by Lessor which has its principal place of business in California having a combined capital, surplus and undivided profits (according to its most recent published statement) of at least $50,000,000. The Depository shall be entitled to rely upon any certificate believed by it to be genuine and to have been signed by the proper party as conclusive evidence of any fact or as to any matter therein set forth. Such certificate shall be full warrant,

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authority and protection to the Depository in acting thereon. The fees and expenses of the Depository shall be paid by Tenant.

19.  DAMAGE TO OR DESTRUCTION OF PROPERTY

     19.1  Tenant to Give Notice.  In case of any material damage to or
           ---------------------
destruction of the Property or any part thereof, Tenant will promptly give written notice thereof to Lessor generally describing the nature and extent of such damage or destruction.

     19.2  Restoration.  Except as provided in Section 19.5 below, in case of
           -----------
any damage to or destruction of the Property or any part thereof, Tenant, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its expense, upon compliance with the provisions of Section 8(b) and (c) shall promptly commence and (subject to Unavoidable Delays) complete the restoration, replacement or rebuilding of the Property as nearly as possible to its condition and character immediately prior to such damage or destruction, with such alterations and additions as may be made at Tenant's election pursuant to Section 8 (such restoration, replacement, repairing, alterations and additions, together with any temporary repairs and property protection pending completion of the work, being herein called "Restoration").

     19.3  Application of Insurance Proceeds.  Insurance proceeds, if any,
           ---------------------------------
received by the Depository on account of any damage to or destruction of the Property or any part thereof shall be applied as follows:

          (a) Net insurance proceeds received on account of any damage to or destruction of the Property or any part thereof shall, unless Tenant is in Default hereunder, be paid to Tenant or as Tenant may direct, from time to time as Restoration progresses, to pay (or, if Tenant has paid such cost, to reimburse Tenant for) the cost of Restoration, upon written bequest of Tenant accompanied by a certificate of an independent architect or engineer reasonably satisfactory to Lessor to the effect that the amount requested has been paid or is then due and payable and is properly a part of such cost, and that the balance of said proceeds after making the payment requested will be sufficient to pay the balance of the cost of Restoration. Upon receipt by Lessor of evidence that Restoration has been completed and the cost thereof paid in full, and that there are no mechanics' or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds shall be paid to Tenant or as Tenant may direct;

          (b) Any insurance proceeds with respect to the Improvements held by the Depository on any termination of the Lease Term and not required to be paid to Tenant pursuant to this Section 19.3 shall be paid to and retained by Lessor.

     19.4  Abatement of Rent.  Payment of Basic Rent shall be abated following
           -----------------
any damage or destruction only for the period and to the extent of proceeds of the rental interruption

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

insurance required under Section 18.1.

     19.5  Limitation on Tenant's Obligations.  If the Property or any part
           ----------------------------------
thereof is damaged or destroyed as a result of an event which was not covered by insurance required to be carried by Tenant under the provisions of Section 18.1, Restoration by Tenant shall not be required if (i) the damage or destruction was not caused in whole or in part by Tenant, (ii) the cost of Restoration exceeds more than 5% of the replacement value of the Improvements (determined under the provisions of Section 38) if such damage or destruction occurs during the last year of the Lease Term, which percentage shall increase by five percent (5%) for each additional year remaining in the Lease Term when such damage or destruction occurs to a maximum of twenty percent (20%), and (iii) no Event of Default has occurred and is continuing under this Lease. If Restoration is not required by Tenant as provided above, Tenant may terminate this Lease as of a date specified by Tenant by at least ninety (90) days prior written notice to Lessor; provided, however, that Lessor may, within sixty (60) days after such notice, elect to pay the cost of Restoration in excess of the percentage specified above, in which case this Lease will remain in full force and effect, and Restoration by Tenant will be required so long as Lessor deposits with Depository Lessor's share of the costs of Restoration.

20.  TAKING.
     ------

     20.1  Tenant Notice, Etc.  In case of a Taking of all or any part of the
           ------------------
Property, or the commencement of any proceedings or negotiations which might result in such Taking, Tenant will promptly give written notice thereof to Lessor generally describing the nature and extent of such Taking or the nature of such proceedings and negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Lessor and Tenant may each file and prosecute their respective claims for an award, but all awards and other payments on account of a Taking shall be paid to the Depository (provided however, any separate award for Tenant's Equipment shall be payable to Tenant alone).

     20.2  Total Taking.  In case of a Taking of the fee of the entire Property,
           ------------
this Lease shall terminate as of the date of such Taking. In case of a Taking of (a) such perpetual easement on the entire Property, or (b) such a substantial part of the Property as shall result in the Property remaining after such Taking (even if Restoration were made) being unsuitable for Tenant's use of the Property as determined in good faith by the Board of Directors of Tenant and evidenced by a certificate delivered to Lessor prior to such Taking), Tenant may, at its option, terminate this Lease by written notice to Lessor given prior to such Taking, as of either the date of such Taking or a date specified in such notice within ninety (90) days after such Taking and the Lease shall continue in effect after said Taking to the date specified in such notice. Any Taking of the Property of the character referred to in this section 20.2 is referred to as a "Total Taking".

     20.3  Partial Taking.  In case of a Taking of Property other than a Total
           --------------
Taking (a) this Lease shall remain in full force and effect as to the portion of the Property remaining immediately after such Taking, without any abatement or reduction of Basic Rent, Additional

Rent or any other sum payable hereunder, except as provided in Section 20.5; and
(b) Tenant, whether or not the awards or payments, if any, on account of such Taking shall be sufficient for the purpose, at its expense, will promptly commence and complete, subject to Unavoidable Delays, Restoration of the Property as nearly as possible to its condition and character immediately prior to such Taking, except for any reduction in area caused thereby. In the event
(i) the cost required to be paid by Tenant for the Restoration excess of the other awards or payments applied to the Restoration exceeds more than 5% of the replacement value of the Improvements (determined under the provisions of Section 38) if such Taking occurs during the last year of the Lease Term, which percentage shall increase by five percent (5%) for each additional year remaining in the Lease Term when such Taking occurs to a maximum of twenty percent (20%), and (ii) no Event of Default has occurred and is continuing under this Lease, Tenant shall not be required to carry out the Restoration. If Restoration is not required by Tenant as provided above, Tenant may terminate this Lease as of a date at specified by Tenant by at least ninety (90) days prior written notice, provided, however, that Lessor may, within sixty (60) days after such notice, elect to pay the cost of Restoration otherwise payable by Tenant which is in excess of the percentage specified above, in which case this Lease will remain in full force and effect, and Restoration by Tenant will be required so long as Lessor deposits with Depository Lessor's share of the costs of Restoration. In case of a Taking for temporary use, Tenant shall not be required to effect Restoration until such Taking is terminated.

     20.4  Application of Awards and Other Payments.  Awards and other payments
           ----------------------------------------
on account of a Taking (less costs, fees and expenses incurred by the Lessor and Tenant in the collection thereof) ("net awards and payments") shall be applied as follows:

          (a) Net awards and payment received on account of a Taking other than a Total Taking or Taking for temporary use shall be held and applied to pay the cost of Restoration of the Property; and if such funds are paid to the Depository under the provisions of Section 20.1, such application shall be made substantially as provided in Section 19.3(a), with respect to insurance proceeds. The balance, if any, of such awards and payments with respect to the Property shall be paid to Lessor.

          (b) Net awards and payments received on account of a Taking for temporary use shall be held and applied to the payment of Basic Rent and Additional Rent becoming due hereunder, until such Taking for temporary use is terminated and Restoration, if any, has been completed, provided that, if any portion of any such award or payment is made by reason of any damage to or destruction of the Property, such portion shall be held and applied as provided in the first sentence of Section 20.4(a). The balance, if any, of such awards and payments with respect to the Property shall be paid to Lessor.

          (c) Net awards and payments received on account of a Total Taking paid
     First: to Lessor, an amount equal to the fair market value of Lessor's interest in the Property subject to this Lease determined as of the date of such Taking as provided in Section 38 but in no event less than $20,000,000.00 (less any amounts received by Lessor pursuant to the last sentence of Section 20.4(a)); Second: to Tenant an amount equal to the fair market value of Tenant's interest under this Lease determined as of the date of such Taking as provided in Section 38 and Third: the balance, if any, to Lessor.

     20.5  Reduction of Basic Rent.  In the event of a Taking other than a Total
           -----------------------
Taking or Taking for temporary use, each monthly installment of Basic Rent commencing with the first Rent Payment Date following the date of such Taking shall be reduced by an amount computed by multiplying such monthly installment in effect prior to such date by a fraction the numerator of which is the amount received by Lessor on account of such Taking and the denominator of which is fair market value of the Property immediately prior to such Taking (determined under the provisions of Section 38).

21.  ASSIGNMENTS AND SUBLETTING.
     --------------------------

     Tenant may not, without the prior written consent of Lessor which consent shall not be unreasonably withheld or delayed, (a) assign, hypothecate, or encumber all or any portion of its interest under this Lease to any other Person or (b) sublease all or any portion of the Property. Any such sublease, and the right of the subtenant thereunder, shall be subject to the provisions of this Lease. No assignment, hypothecation, encumbrance or sublease by Tenant shall relieve Tenant of any of its obligations hereunder or reduce, diminish or impair such obligations. A sale of a majority of the common stock of Tenant shall be deemed to be an assignment of the Lease. Owner agrees to consent to any assignment of the Lease (a) in connection with the business combination; provided that: (i) the surviving entity and the consolidated group, if any, which Tenant becomes a part, has a net worth, after such business combination, at least equal to the net worth of Tenant prior to such business combination or
(ii) the parent entity in any such consolidated group guarantees the obligations of Tenant under this Lease or (b) to any entity controlling, controlled by or under common control with Tenant. Control means the ownership of 51% of the equity and voting interests in an entity.

22.  EVENTS OF DEFAULT.
     -----------------

     If any one or more of the following events ("Events of Default") shall occur:

     22.1 if Tenant shall fail to pay any Basic Rent or Additional Rent when and as the same becomes due and payable and such failure continues for a period of ten (10) days after written notice from Lessor;

     22.2 if Tenant shall fail to perform or comply with any other term hereof and such failure shall continue for more than thirty (30) days after written notice thereof from Lessor, and Tenant shall not, subject to Unavoidable Delays, within such period commence with due diligence and dispatch the curing of such Default, or having so commenced, shall thereafter fail or neglect, for reasons other than Unavoidable Delays, to prosecute or complete with diligence and dispatch the curing of such Default;

     22.3 if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail reasonably to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its assets; or

     22.4 if within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or Tenant has failed to commence defense of such action and thereafter continue to prosecute such defense, or if, within ninety (90) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant, or of any material part of its assets, such appointment shall not have been vacated, or Tenant has failed to commence defense of such action and thereafter continue to prosecute such defense of such action and thereafter continue to prosecute such defense.

     Then, and in any such event, Lessor, at any time thereafter may exercise any of the rights and remedies specified in Sections 23 and 24. Tenant shall reimburse Lessor for all reasonable costs and expenses incurred by or on behalf of Lessor (including, without limitation, reasonable attorneys' fees and expenses) occasioned by any Default by Tenant under this Lease.

23.  REMEDIES.
     --------

     If there exists an Event of Default, then, in addition to all other rights or remedies:

     23.1  Re-Entry and Termination.  Lessor shall have the immediate right to
           ------------------------
re-enter the Property and terminate Tenant's right to possession of the Property and may, but shall have no obligation to, remove all persons and property therefrom. Such property may be removed and stored in a warehouse or elsewhere at the expense and risk of and for the account of Tenant. Should Lessor elect to re-enter as herein provided, or should Lessor terminate Tenant's right to possession pursuant to legal proceedings or to any notice provided for by law, this Lease shall terminate.

     23.2  Enforcement of Tenant's Obligations.  Lessor may, at its option,
           -----------------------------------
enforce all of its rights and remedies under this Lease, including the right to recover the Basic Rent, Additional Rent and all other sums payable hereunder as the same become due hereunder. Additionally, Lessor shall be entitled to recover from Tenant all costs of maintenance and preservation of the Property, and all reasonable costs, including attorneys' and receivers' fees, incurred in connection with the appointment of or performance by a receiver to protect the Property and Lessor's interest under this Lease.

24.  DAMAGES.
     -------

     In the event this Lease is terminated pursuant to Section 23.1, in addition to all other rights or remedies it may have, Lessor may recover from Tenant:

     24.1 The worth at the time of award of the unpaid Basic Rent, Additional Rent and all other sums payable hereunder which are due, owing and unpaid by Tenant to Lessor at the time of termination; and

     24.2 The worth at the time of award of the amount by which unpaid Basic Rent, Additional Rent and all other sums payable hereunder which would have come due after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided for the same period; and

     24.3 The worth at the time of award of the amount by which unpaid Basic Rent, Additional Rent and all other sums payable hereunder for the balance of the Lease Term from the time of the award to the end of the Lease Term exceed the amount of such rental loss that Tenant proves could be reasonably avoided; and

     24.4 All other amounts necessary to compensate Lessor for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things are likely to result therefrom, which shall specifically include all reasonable costs, including attorneys' fees, of repossession, removing persons or property from the Property, repairs, reletting, including leasing commissions, and reasonable alterations of the Property in connection with reletting, if any.

     All computations of the worth at the time of award of amounts in Sections 24.1, 24.2 and 24.4 above shall be computed by allowing interest at the Default Rate.

     The computation of worth at the time of the award of the amount in Section
24.3 shall be made by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

25.  SURVIVAL OF TENANT'S OBLIGATIONS:  LESSOR'S EQUITABLE RELIEF.
     ------------------------------------------------------------

     No expiration or termination of this Lease pursuant to Section 23.1 or by operation of law or otherwise, and no repossession of the Property or any part thereof pursuant to Section 23.1, or otherwise, shall relieve either Tenant or Lessor of their respective liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession, including without limitation, the right of Lessor or Tenant for indemnification for liability, arising prior to termination of this Lease, for personal injuries or property damage, nor shall anything in this Lease be deemed to affect the right of Lessor or Tenant to equitable relief where such relief is appropriate.

26.  NO WAIVER, ETC. BY LESSOR OR TENANT.
     -----------------------------------

     No failure by Lessor or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no submission by Tenant or acceptance by Lessor of full or partial rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect, or the respective rights of Lessor or Tenant with respect to any other then existing or subsequent breach.

27.  REMEDIES, ETC., CUMULATIVE.
     --------------------------

     Each right, power and remedy of Lessor or Tenant provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lessor or Tenant of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor or Tenant of any or all such other rights, powers or remedies.

28.  ENTRY BY LESSOR.
     ---------------

     Lessor and its respective authorized representative shall have the right to enter the Property at all reasonable times upon prior notice to Tenant and subject to Tenant's normal security requirements and, if required, accompanied at all times by a representative of Tenant for the purpose of inspecting the same or for the purpose of doing any work hereunder, and to take all such action thereon as may be necessary or appropriate for any such purpose (but nothing herein contained in this Lease shall create or imply any duty on the part of Lessor to make any such inspection or to do any such work). No such entry shall constitute an eviction of Tenant. In connection with any such entry, Lessor will use its best efforts not to disrupt or interfere with the normal operation of Tenant's business.

29.  PERFORMANCE ON BEHALF OF TENANT.
     -------------------------------

     In the event that Tenant shall fail to make any payment or performance of any act required hereunder to be made or performed by Tenant, then Lessor may, but shall be under no obligation to, after such written notice to Tenant, if any, as may be reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Tenant. Entry by Lessor upon the Property for such purpose shall not waive or release Tenant from any obligation or Default hereunder. Tenant shall reimburse (with interest at the Default Rate) Lessor for all sums so paid by Lessor and all costs and expenses incurred by Lessor in connection with the performance of any such act.

30.  ACCEPTANCE OF SURRENDER.
     -----------------------

     No modification, termination or surrender of this Lease or surrender of the Property or any part thereof or of any interest therein by Tenant (except surrender upon expiration or earlier termination of the Lease Term) shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by any representative or agent of Lessor, other than such a written agreement and acceptance by Lessor, shall constitute an acceptance thereof.

31.  ESTOPPEL CERTIFICATE BY TENANT.
     ------------------------------

     Tenant will promptly, and in any event within twenty (20) days after request by Lessor execute, acknowledge and deliver to Lessor a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified, and stating the modification); (b) the dates, if any, to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any Default which has not been cured, except as to Defaults specified in said certificate; and (d) as to such other matters related to this Lease, the Property or the Tenant as may be reasonably requested by Lessor or any prospective purchaser or mortgagee of the Property. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Property or any part thereof. Tenant further agrees to provide such evidence of Tenant's credit worthiness as may be reasonably requested by Lessor in connection with the financing or sale of the Property.

32.  ESTOPPEL CERTIFICATE BY LESSOR.
     ------------------------------

     Lessor will promptly, and in any event within twenty (20) days after requested by Tenant, execute, acknowledge and deliver to Tenant, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified, and stating the modification); (b) the dates, if any, to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; and (c) whether or not to the knowledge of Lessor there are then existing any Defaults under this Lease (and if so, specifying the same). Any such certificate may be relied upon by any prospective transferee of Tenant's interest under this Lease.

33.  CONVEYANCE BY LESSOR.
     --------------------

     In case the original or any successor Lessor shall convey or otherwise dispose of the Property or its interest therein, it shall thereupon be released from all liabilities and obligations of Lessor under this Lease (except those accruing prior to such conveyance or other disposition) and such liabilities and obligations shall be binding solely on the then owner of the Property.

34.  END OF LEASE TERM.
     -----------------

     Upon the expiration or other termination of the Lease Term, Tenant shall quit and surrender to Lessor the Property, at the option of Lessor, restored to be usable as a general purpose office facility of the same type and quality of the original Improvements without any specialized or single purpose tenant improvements and in a good order and condition and free of all Hazardous Materials (other than Hazardous Materials on the Property at the Term Commencement Date), ordinary wear and tear excepted and any damage or destruction the Restoration of which is required by Tenant hereunder provided Tenant pays to Lessor the cost of such Restoration at the end of the Lease Term. Tenant hereby agrees to execute, acknowledge and deliver to Lessor all documents as Lessor may reasonably deem necessary to evidence any such termination including, but not limited to, such instrument or instruments satisfactory to Lessor as may be necessary to eliminate the effect of the Memorandum of Lease referred to in Section 40 and to indemnify Lessor from all loss, cost or expense caused by Tenant's failure to execute, acknowledge and deliver any such instrument including, but not limited to (i) reasonable attorneys' fees arising as a result of such failure and all cost of prosecuting any action or actions to expunge or remove the effect of such Memorandum of record and (ii) all consequential damages or loss resulting from such Memorandum being of record such as lost profits or opportunities as a result of the slander of title arising out of such failure. Any holding over by Tenant after the expiration or termination of this Lease shall not constitute renewal hereof or give Tenant any rights hereunder or in the Property, except with the prior written consent of Lessor and during such holding over, whether or not with the consent of Lessor, Tenant should pay to Lessor a Basic Rent, 125% of the Basic Rent payable immediately prior to the expiration or other termination of the Lease Term and Additional Rent at the terms and in the manner otherwise provided in the Lease.

35.  PROVISIONS SUBJECT TO APPLICABLE LAW.
     ------------------------------------

     All rights, powers and remedies provided herein may be exercised only to the extent that exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid, unenforceable or not entitled to be recorded under any applicable law. If any term of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Lease shall in no way be affected thereby.

36.  DEFINITIONS.
     -----------

     Additional Rent:  as defined in Section 3.
     ---------------

     Basic Rent:  as defined in Section 2.
     ----------

     Default:  any condition or event which constitutes or which, after notice
     -------
or lapse of time or both, would constitute an Event of Default.

     Default Rate:  The Default Rate shall be a rate of interest equal to the
     ------------
greater of (a) ten percent (10%) per annum or (b) five (5) percent per annum plus the prevailing rate on the 25th day of the month preceding the event which caused such interest to be payable established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 and 13a of the Federal Reserve Act as now in effect or hereafter from time to time amended (or such other rate as may from time to time be specified in Section 1(1) (b) of
Article XV of the California Constitution as in effect on the date hereof).

     Depository:  as defined in Section 18.4.
     ----------

     Event of Default:  as defined in Section 22.
     ----------------

     Hazardous Material:  any material now or hereafter defined or designated as
     ------------------
a hazardous or toxic substance, material or waste under any law, statute, codes, acts, ordinances, orders, judgment decrees, injunctions, rules, regulations, permits, licenses, authorizations or requirements of any governments, departments, commissions, boards, courts, authorities, agencies, officials or officers now or hereafter applicable to the Property.

     Impositions:  all taxes, assessments due during the Lease Term, including,
     -----------
without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the term hereof (except for that portion of any assessments for public improvements or benefits which are in excess of the proportionate benefit to the Property and which are initiated or levied after the Term Commencement Date and are consented to by the Lessor and not approved by Tenant) and any assessments made under the Permitted Exceptions , water, sewer or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon), which at any time during or in respect of the Lease Term may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon (a) the Property or any part thereof or any rent therefrom specifically including Basic Rent, Additional Rent and any other sums payable hereunder or any estate, right or interest therein, or (b) any occupancy, use or possession of or activity conducted on the Property or any part thereof, specifically including any tax imposed on or in respect of acting or being a landlord or as a condition to the right of engaging in such business measured by the receipts or income from the Property by Lessor, but excluding any income or excess profit tax, franchise taxes or other similarly imposed taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof, all as may from time to time be due during the Lease Term.

     Improvements:  all buildings, structures or improvements now or hereafter
     ------------
constructed or maintained on the Land or any alterations or additions thereto, except for Tenant's Equipment.

     Insurance Requirements:  all terms of an insurance policy covering or
     ----------------------
applicable to the Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Property or any part thereof or any use or condition of the Property or any part thereof.

     JAMS:  JAMS/Endispute, Inc. in Orange County, California,or if the
     ----
JAMS/Endispute, Inc. no longer exists in Orange County, California, by another private dispute resolution service selected by Lessor.

     Land:  as defined in Section 1.1.
     ----

     Institutional Investor:  an insurance company, savings bank, commercial
     ----------------------
bank (acting as trustee or otherwise), savings and loan association chartered by the United States or any estate thereof, trust company, or any retirement or pension trust or any other person designated by Lessor and approved by Tenant as such.

     Lease:  this Lease, as at the time amended, modified or supplemented.
     -----

     Lease Term:  as defined in Section 1, except that if the option to renew
     ----------
granted under Section 4 is exercised and the Lease extends into the Renewal Term, then the Lease Term as used in this Agreement shall include the Renewal Term; prior to that occurrence, however, the Lease Term contemplates only that period set out in Section 1.

     Legal Requirements:  all laws, statutes, codes, acts, ordinances, orders,
     ------------------
judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, traffic management plans and requirements of all governments, departments, commissions, board, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary (including, without limitation,' any relating to the use, handling and storage of Hazardous Materials) which now or at any time hereafter may be applicable to the Property or any part thereof or any of the adjoining sidewalks, curbs, streets or ways, or any use or condition of the Property or any part thereof.

     Permitted Exceptions:  The items set forth as Permitted Exception on
     --------------------
Schedule 1 hereto and any other matters to which Lessee has consented to or subordinated its interest under this Lease.

     Person:  any individual, corporation, association, partnership, joint
     ------
venture, organization, or other business entity, or a governmental or political unit or agency.

     Property:  as defined in Section l.
     ---------

     Renewal Term:  as defined in Section 4.
     ------------

     Rent Payment Date:  as defined in Section 2.1.
     -----------------

     Restoration:  as defined in Section 19.2.
     -----------

     Taking:  a transfer during the term hereof of all or any part of the
     ------
Property, or any leasehold or other interest therein or right accruing thereto, as the result of condemnation or eminent domain.

     Term Commencement Date:  as defined in Section l.
     ----------------------

     Tenant's Equipment:  all fixtures, machinery, apparatus, furniture,
     ------------------
furnishing and other equipment and all temporary or auxiliary structures installed by or at the request of Tenant in or about the Property or any part thereof which are not used and are not procured for use, in whole or in part, in connection with the maintenance or protection of the Property.

     Total Taking:  as defined in Section 20.2.
     ------------

     Unavoidable Delays:  delays due to strikes, acts of God, governmental
     ------------------
restrictions, enemy action, riot, civil commotion, fire, unavoidable casualty or other causes beyond the control of Tenant, provided that no delay shall be deemed an Unavoidable Delay if the Property or any part thereof or interest therein, the Basic Rent, Additional Rent or any other sums payable under the Lease would be in any danger of being sold, forfeited, lost or possession obtained by some third party, or ifs Lessor would be in danger of incurring any civil or criminal liability for failure to perform the required act. Lack of funds shall not be deemed a cause beyond the control of Tenant.

37.  SUBORDINATION.
     -------------

     Tenant agrees to and does hereby subordinate its interest in the Property with respect to any mortgage or deed of trust now or hereafter encumbering the Property or any part thereof; provided (i) the mortgage or deed of trust provides for the disposition of insurance proceeds and awards for Takings substantially in the same manner as set forth in Sections 19 and 20, respectively, and (ii) the mortgagee or beneficiary agrees with Tenant, pursuant to a written agreement in recordable form, for itself and any successor and assign, and any purchaser under a sale held pursuant to the mortgage or deed of trust that so long as no Default has occurred and is continuing, Tenant's right to possession of the Property pursuant to this Lease and all of Tenant's other rights hereunder shall survive any such sale and shall be binding on the mortgagee or beneficiary and any such successor or assign, or any purchaser at any such sale. Tenant shall execute such subordination agreement as the holder of such mortgage or deed of trust may reasonably request. In the event of enforcement by either the trustee or the beneficiary of any mortgage or deed of trust now or hereafter encumbering the Property, Tenant will, if requested by the beneficiary of such mortgage or deed of trust or any other Person succeeding to the interest of the trustor or mortgagee of such mortgage or deed of trust, as the result of said enforcement, automatically become the Tenant of any successor in interest, without any change in the terms or provisions of this Lease; provided, however, that any such successor in interest shall not be bound by (i) any payment of basic rental for more than one (l) month in advance, or (ii) any amendment or modification of this Lease made without the consent of such beneficiary or any successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming its attornment.

38.  APPRAISAL; ARBITRATION.
     ----------------------

     38.1.  Appraisal.  When the value or fair rental value of the Property or
            ---------
Lessor's or Tenant's interest therein or the replacement cost of the Improvements, are to be determined in accordance with this Section, such value shall be determined by agreement of Lessor and Tenant, or in absence of such agreement, by one independent appraiser selected by Lessor and Tenant, or at the written request of either party, Lessor and Tenant within fifteen (15) days after such notice shall each appoint one appraiser to make such determination, and notice of such appointment shall be given to the other party. If either party shall fail or refuse so to appoint an appraiser and given notice thereof within such period, the appraiser appointed by the other party shall within thirty (30) days thereafter individually make such determination. If the parties have each so appointed an appraiser within such thirty (30) day period, the appraisers thus appointed shall proceed to determine such value within thirty (30) days after notice of their appointment. If such two appraisers shall be unable to agree on such value within such thirty (30) days, they shall within fifteen (15) days thereafter, join to appoint a third appraiser. If such two appraisers fail to appoint the third appraiser within such period, the third appraiser shall be appointed by JAMS upon application of Lessor, and such third appraiser shall then determine such value. The average of the values of the appraisers whose values are closest to each other shall be averaged and the value so computed shall be binding upon each of the parties. All appraisers appointed hereunder shall be competent, qualified by training and experience, disinterested and independent and shall be members in good standing of the American Institute of Real Estate Appraisers or its successor and all appraisal reports shall be rendered in writing and signed by the appraiser or appraisers making the report. Each party shall pay the costs, fees and expenses of the appraiser appointed by it and all reasonable costs, fees and expenses of a third appraiser and of the private dispute resolution service shall be borne equally by Tenant and Lessor.

     38.2.  ARBITRATION OF DISPUTES.  EXCEPT FOR AN UNLAWFUL DETAINER ACTION
            -----------------------
BROUGHT BY LESSOR UNDER SECTION 1161 ET.SEQ OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, ALL DISPUTES ARISING UNDER THIS LEASE SHALL BE RESOLVED BY SUBMISSION TO BINDING ARBITRATION WITH JAMS IN ACCORDANCE WITH ITS RULES AND PROCEDURES REGARDING COMMERCIAL DISPUTES, EXCEPT TO THE EXTENT SUCH RULES OR PROCEDURES VARY FROM THE FOLLOWING PARAGRAPHS (A) THROUGH (H):

     (A)  NOTICE.  THE PARTY DESIRING TO INITIATE ARBITRATION CAN DO SO BY
          ------
DELIVERING A NOTICE OF AN INTENTION TO ARBITRATE TO THE OTHER

PARTY AND TO JAMS. THE NOTICE MUST CONTAIN A DESCRIPTION OF THE DISPUTE, THE AMOUNT OF MONEY INVOLVED, AND THE REMEDIES SOUGHT.

     (B) ARBITRATOR.  THE PARTIES SHALL ATTEMPT TO AGREE ON A RETIRED JUDGE FROM
         ----------
THE JAMS PANEL TO ACT AS THE ARBITRATOR HEREUNDER. IF THE PARTIES ARE UNABLE TO AGREE, JAMS SHALL PROVIDE A LIST OF THREE AVAILABLE JUDGES TO EACH PARTY AND EACH PARTY MAY STRIKE ONE. THE REMAINING JUDGE SHALL SERVE AS THE ARBITRATOR. THE PARTIES AGREE THE ARBITRATION MUST BE INITIATED WITHIN ONE YEAR AFTER THE CLAIMED BREACH OCCURRED AND THAT THE FAILURE TO INITIATE ARBITRATION WITHIN THE ONE YEAR PERIOD CONSTITUTES AN ABSOLUTE BAR TO THE INSTITUTION OF ANY ARBITRATION OR ANY JUDICIAL PROCEEDING ON ANY DISPUTE SET FORTH IN THE NOTICE OF INTENT TO ARBITRATE.

     (C)  PRE-HEARING CONFERENCE.  ONCE AN ARBITRATOR IS ASSIGNED TO HEAR THE
          ----------------------
MATTER, THE ARBITRATOR SHALL SCHEDULE A PRE-HEARING CONFERENCE TO REACH AGREEMENT ON PROCEDURAL MATTERS, ARRANGE FOR THE EXCHANGE OF INFORMATION, OBTAIN STIPULATIONS, AND ATTEMPT TO NARROW THE ISSUES.

     (D) DISCOVERY.  IT IS THE PARTIES' OBJECTIVE TO EXPEDITE THE ARBITRATION
         ---------
PROCEEDINGS BY COOPERATING IN ALL DISCOVERY AS SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1283.05 EXCEPT THAT THE LIMITATION IMPOSED BY SECTION 1283.05(e) SHALL NOT BE APPLICABLE. ALL DISCOVERY DISPUTES SHALL BE DECIDED IN THE SOLE DISCRETION OF THE ARBITRATOR.

     (E) BRIEFS AND HEARING.  THE PARTIES MUST FILE BRIEFS WITH THE ARBITRATOR
         ------------------
AT LEAST THREE DAYS BEFORE THE ARBITRATION HEARING, SPECIFYING THE FACTS EACH INTENDS TO PROVE AND ANALYZING THE APPLICABLE LAW. THE PARTIES HAVE THE RIGHT TO REPRESENTATION BY LEGAL COUNSEL THROUGHOUT THE ARBITRATION PROCEEDINGS. THE PRESENTATION OF EVIDENCE AT THE ARBITRATION HEARING SHALL BE GOVERNED BY THE CALIFORNIA EVIDENCE CODE. WITHIN REASONABLE LIMITATIONS, BOTH SIDES AT THE HEARING MAY CALL AND EXAMINE WITNESSES FOR RELEVANT TESTIMONY, INTRODUCE RELEVANT EXHIBITS OR OTHER DOCUMENTS, CROSS-EXAMINE OR IMPEACH WITNESSES WHO SHALL HAVE TESTIFIED ORALLY ON ANY MATTER RELEVANT TO THE ISSUES, AND OTHERWISE REBUT EVIDENCE, AS LONG AS THESE RIGHTS ARE EXERCISED IN AN EFFICIENT AND EXPEDITIOUS MANNER IN THE SOLE DISCRETION OF THE ARBITRATOR. ORAL EVIDENCE GIVEN AT THE ARBITRATION HEARING SHALL BE GIVEN UNDER OATH. ANY PARTY DESIRING A STENOGRAPHIC RECORD MAY SECURE A COURT REPORTER TO ATTEND THE ARBITRATION PROCEEDINGS. THE

PARTY REQUESTING THE COURT REPORTER MUST NOTIFY THE OTHER PARTY AND THE ARBITRATOR OF THE ARRANGEMENT IN ADVANCE OF THE HEARING, AND MUST PAY FOR THE COST INCURRED.

     (F) DECISION.  THE ARBITRATOR'S DECISION SHALL BE BASED ON THE EVIDENCE
         --------
INTRODUCED AT THE HEARING, INCLUDING ALL LOGICAL AND REASONABLE INFERENCES THEREFROM. THE ARBITRATOR MAY GRANT ANY REMEDY OR RELIEF WHICH IS JUST AND EQUITABLE. THE AWARD MUST BE MADE IN WRITING AND SIGNED BY THE ARBITRATOR. IT SHALL CONTAIN A CONCISE STATEMENT OF THE REASONS IN SUPPORT OF THE DECISION.
THE AWARD MUST BE MAILED PROMPTLY TO THE PARTIES, BUT NO LATER THAN THIRTY DAYS FROM THE CLOSING OF THE HEARING. THE AWARD CAN BE JUDICIALLY ENFORCED (CONFIRMED, CORRECTED OR VACATED) PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE
SECTION 1285 ET SEQ.  THE AWARD IS FINAL AND BINDING AND THERE IS NO DIRECT
             -- ---
APPEAL FROM THE AWARD ON THE GROUNDS OF ERROR IN THE APPLICATION OF THE LAW.

     (G) COSTS.  EACH PARTY TO THE ARBITRATION MUST PAY ITS OWN WITNESS FEES.
         -----
EACH PARTY MUST PAY ITS PRO-RATA SHARE OF THE ARBITRATOR'S FEES. THE ARBITRATOR MUST AWARD TO THE PREVAILING PARTY ATTORNEYS' FEES AND COSTS ACTUALLY AND REASONABLY INCURRED.

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.
YOUR AGREEMENT TO ARBITRATE IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE " ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.


       __________________________            ___________________________
       LESSOR'S INITIALS                     TENANT'S INITIALS


39.  NOTICES, ETC.
     ------------

     All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or on the second business day after having been mailed by first-class registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to Lessor at 3691 MacArthur Boulevard, Suite 105, Newport Beach, CA 92660, facsimile no. (714) 852-9009 (b) if to Tenant at 2 Ada, Irvine, California 92618, Attention: William L. Brummund, Jr., facsimile no. (714)753-6805. Any such notice may be given and shall be deemed delivered as follows: (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if sent by Federal Express or other overnight delivery service, the date of delivery to the address of the person to receive such notice; (c) if sent by facsimile transmission, the date transmitted to the person to receive such notice if sent by 3:00 p.m. California time, and the next business day if sent after 3:00 p.m. California time; or (d) if mailed by certified mail, return receipt requested, three (3) calendar days after depositing same in the mail. Any notice sent by facsimile transmission must be confirmed by personally delivering or mailing a copy of the notice sent by facsimile transmission. Any party may change its address, facsimile number or the addressee for notice by written notice given to the other at least five (5) calendar days before the effective date of any such change in the manner provided in this Section. Lessor shall direct that Tenant be given a copy of any notice given to Lessor under any of the Permitted Exceptions which require that notices be given to Lessor as the owner of the Property.

40.  MISCELLANEOUS.
     -------------

This Lease may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The headings of this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument. This Lease shall not be recorded but a memorandum hereof, executed and acknowledged by Lessor and Tenant, is being recorded in the office of the County Recorder of Orange County, California.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                              "LESSOR"

                               NIKKO CAPITAL CORP., a California corporation


                               By:______________________________________
                                    Toshiaki Ueno, President


                              "TENANT"

                              CONSUMER PORTFOLIO SERVICES, INC.,
                              a California corporation

                              By:
                                 ---------------------------------------
                                 Its:
                                     -----------------------------------

                              By:
                                 ---------------------------------------
                                 Its:
                                     -----------------------------------

                                   Schedule 1

                               LEGAL DESCRIPTION

ALL THAT REAL PROPERTY IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:
--------

Parcel 1 of Parcel Map No. 89-343 in the City of Irvine, County of Orange, State of California, as per map filed April 30, 1990 in Book 251, Page(s) 4 through 7 inclusive of Parcel Maps, in the office of the County Recorder of said County.

EXCEPTING THEREFROM all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor, and storing in and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from land other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land hereinabove described.

PARCEL 2:
---------

An appurtenant non-exclusive easement for common driveway, drainage and utility purposes, as described in the "Declaration Creating and Reserving Common Driveway Easements" recorded May 9, 1990 as Instrument No. 90-243479 of Official Records of said County, over the North 29.00 feet of Parcel 2, in the City of Irvine, County of Orange, State of California, as per map filed in Book 251, Pages 4 through 7 inclusive of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT THEREFROM that portion lying within the easement for road purposes to the City of Irvine per Deed recorded December 1, 1988 as Instrument No. 88-625562 of official Records.


            SUBJECT, HOWEVER, TO THE FOLLOWING PERMITTED EXCEPTIONS:

l.   Impositions (as defined in the Lease) which are or may become a lien;

2. An Easement for Public Utility and Incidental Purposes recorded in Book 6486, Page 148 of Official Records.

3. An instrument entitled "Aircraft Notification Irvine Bioscience Center" recorded April 28, 1987 as Instrument No. 87-232892.

4. Pipeline easements for water purposes shown on Parcel Map Nos. 85-0405 and 89-343 and as set forth in that certain easement recorded February 17, 1976 in Book 11648, Page 1817 of Official Records and subject to the condition set forth in the Map filed in Book 218, Pages 38 to 43 of Parcel Maps.

5. Irvine Spectrum 4 (Irvine Bioscience Center) Declaration of Covenants, Conditions and Restrictions recorded as Instrument No. 87-134994 as modified by recorded Instrument Nos. 87-714747 and 90-077721.

6. Amended and Restated Declaration of Covenants, Conditions and Restrictions, Irvine Spectrum Transportation Management Association set forth in an instrument recorded as Instrument No. 86-047979 as amended by Instruments recorded as Instruments No. 86-063943, 88-251674 and 90-077722.

7. The Irvine Spectrum 4 Declaration of Special Land Use Restrictions, Mortgage Lien and Option to Repurchase and Right of First Refusal recorded as Instrument No. 88-587306, as amended by Documents recorded as Instrument No. 90-077724, 90-118984, 90-218238, 90-566894, 92-342655, 19960440587 and Instrument
No. 1997293078 and a Sixth Amendment thereto dated October 23, 1997.

8. Easement for Landscaping, Irrigation Systems, Monuments, Signs, Utility Easement, Sanitary Sewer Lines, Roadways, Ingress and Egress Access as reserved in a Deed recorded as Instrument No. 88-587307, re-recorded as Instrument
No. 90-240705.

9. An Easement for Public Utilities and Incidental Purposes recorded as Instrument No. 90-063114.

10. A Declaration Creating and Reserving Common Driveway Easements recorded as Instrument No. 90-243479, as modified by an instrument recorded as 19960440590.

11. An Easement for Private Storm Drain and Maintenance Agreement recorded as Instrument No. 90-547448, as modified by a Document recorded as Instrument No. 19960440589.

12. An Easement for Public Utilities and Incidental Purposes recorded as Instrument No. 91-668464.

13. The following matters disclosed by an A.L.T.A. survey by Michael A. Murphy & Associates, signed by Michael A. Murphy, R.C.E. No. 23132, dated June 19, 1996:

A. The fact that trees located on the northerly and easterly portions of the land lie within the easement dedicated to the Irvine Ranch Water District per Parcel Map No. 85-0405.

B. An unrecorded easement or lesser right for a Pacific Bell manhole located on the southeasterly portion of the land.

C. An unrecorded easement or lesser right for an electrical pullbox located on the northeasterly portion of the land.

D. The fact that the location of the as built improvements for the common driveway, drainage and utility purposes described in the Declaration Creating and Reserving Common Driveway Easements recorded May 9, 1990 as Instrument No. 90-243479 of Official Records, extend to a maximum of 0.05 feet northerly beyond the limits as set forth and defined in said Declaration.

E. The fact that the location of the as built improvements for the storm drain and maintenance purposes recorded October 15, 1990 as Instrument No. 90-547448 of Official Records, extend outside the limits as set forth and defined in said document.